UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2018
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087
(Address of principal executive offices)  (Zip Code)

(484) 583-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [ ]

Item 5.07.  Submission of Matters to a Vote of Security Holders

The 2018 Annual Meeting of Shareholders (the "2018 Annual Meeting") of Lincoln National Corporation (the "Company") was held on May 25, 2018.  At the 2018 Annual Meeting, shareholders:

•	elected eleven directors, each for a term expiring at the Company's 2019 annual meeting of shareholders;

•	ratified the appointment of Ernst & Young LLP as the Company's independent auditor for 2018;

•	approved an advisory resolution regarding the compensation paid to the Company's named executive officers, as disclosed in the Company's 2018 Proxy Statement; and

•
approved a non-binding shareholder proposal requesting that the Board of  Directors amend the Amended and Restated Bylaws of the Company to reduce the threshold for calling special shareholder meetings from 25% to 10%.

Item 1.   Election of Directors

For each nominee, the votes cast for, against, abstentions, and broker non-votes were as follows:

	Aggregate Votes
Director Nominee	For	Against	Abstentions	Broker Non-Votes
Deirdre P. Connelly	170,767,382	622,155	403,400	21,369,635
William H. Cunningham	166,933,265	4,406,822	452,849	21,369,635
Dennis R. Glass	168,680,401	2,741,355	371,181	21,369,635
George W. Henderson, III	167,262,790	4,124,714	405,433	21,369,635
Eric G. Johnson	167,144,395	4,263,084	385,458	21,369,635
Gary C. Kelly	169,738,180	1,668,519	386,237	21,369,635
M. Leanne Lachman	164,026,984	7,385,268	380,684	21,369,635
Michael F. Mee	166,137,354	5,261,341	394,242	21,369,635
Patrick S. Pittard	165,788,563	5,578,851	425,522	21,369,635
Isaiah Tidwell	167,225,500	4,182,530	384,907	21,369,635
Lynn M. Utter	170,828,820	594,827	369,289	21,369,635

Item 2.   Ratification of Auditors

The votes cast for and against this proposal, as well as the abstentions were as follows:

Aggregate Votes
For	Against	Abstentions
187,249,046	5,518,062	395,464

There were no broker non-votes for this item.

Item 3.   Advisory Resolution on Executive Compensation

The votes cast for, against, abstentions, and broker non-votes for this proposal were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
158,677,879	12,250,081	864,732	21,369,880

Item 4.   Non-Binding Shareholder Proposal Regarding Special Shareholder Meetings

The votes cast for, against, abstentions, and broker non-votes for this non-binding proposal were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
87,877,717	82,878,008	1,037,211	21,369,635

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Andrea D. Goodrich
Name:	Andrea D. Goodrich
Title:	Senior Vice President and
Secretary

Date:  May 30, 2018